EXHIBIT 10.39
                             KONGENT COMPANY LIMITED
                         2F, NO.259, SEC.2, SUIYUAN RD.
                          TAICHUNG CITY, TAIWAN, R.O.C.
                     TEL: 886-4-241-6385 TEL: 886-4-241-6386

ATT:       MR. EMIE ZAVORAL                           DATE: 3-23-1998
           FLEX MARKETING, INC.
           2955 CANFIELD RD.
           YOUNDSTOWN, OH 44511, USA.
           FAX: 330-797-4069


DEAR MR. ZAVORAL:

HERE IS THE PRICE LIST FOR BACKSTROKE SET:

                         QUOTATION
PAYMENT           BY IRREVOCABLE AT SIGHT L/C.
SHIPMENT          ABOUT 30 DAYS AFTER WE RECEIPT YOUR L/C.
VALIDITY          END OF JUNE, 1998
-----------------------------------------------------------------------------
ITEM              DESCRIPTION                                      UNIT PRICE
                                                                   FOB TAIWAN
------------------------------------------------------------------------------

BACK MASSAGER     ABS __(?) (AS SAMPLE SUPPLIED FROM YOU) US$10.50/UNIT
                  __(?) BOX (4 COLOR BOX AS SMALL SAMPLE
                  SENT) 7 PCS OF STEEL  BAR  .15" 7 PCS OF  PLASTIC
                  BAR .16" 7 PCS OF FOAM SHAFTS (AS YOUR DRAWING) 2
                  PCS OF ABS WHEEL.
                  1 SET OF NECK PIECE (FOAM ROLLER, PLASTIC BAR
                  STEEL BAR AND ABS BRACKETS)
                  1 INSTRUCTIONAL BOOKLET (AS THE SAMPLE)





BEST REGARDS,

/s/ Keith Lee
----------------------
KEITH LEE, PRESIDENT